Exhibit 32

                        CERTIFICATION OF PERIODIC REPORT


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, James H. Blanchard, the Chief Executive Officer of Synovus Financial Corp. (the "Company"), and Thomas J. Prescott, the Chief Financial Officer of the Company, hereby certify that, to the best of his knowledge:

(1) The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/James H. Blanchard
March 9, 2004                             ------------------------------------
                                               James H. Blanchard
                                               Chief Executive Officer

                                            /s/Thomas J. Prescott
March 9, 2004                             ------------------------------------
                                               Thomas J. Prescott
                                               Chief Financial Officer


This certification "accompanies" the Form 10-K to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K, irrespective of any general incorporation language contained in such filing.)



Filings/exhibit 32.doc